Exhibit 10.64

                                                                    May 21, 1996

                                   TERM SHEET

The following form Confirmation sets forth the terms and conditions of a commodity swap transaction that will be entered into between Chevron U.S.A. Inc. and Natural Gas Clearinghouse in connection with that certain Contribution and Assumption Agreement dated May , 1996, and pursuant to that certain Master Agreement dated as of February 1, 1993 executed by Chevron U.S.A. Inc and Natural Gas Clearinghouse:

                                  CONFIRMATION

                                 COMMODITY SWAP
                                  CASH SETTLED

DATE:

TO:      CHEVRON U.S.A. INC. ("CHEVRON")

ATTN:

FROM:    NATURAL GAS CLEARINGHOUSE ("NGC")

The purpose of this document is to confirm the terms and conditions of the Transaction entered into by NGC and Chevron on the trade date specified below. This document constitutes a "Confirmation" as defined in the Master Agreement specified below. This Confirmation supplements, forms a part of and is subject to the Master Agreement dated as of February 1, 1993 executed by NGC and Chevron. The terms and conditions of the Master Agreement govern this Confirmation except as specifically provided below.

The terms and conditions of the Transaction relating to this Confirmation are as follows:

COMMODITY:                          NATURAL GAS

NOTIONAL QUANTITY PER               MONTHLY QUANTITY OF NATURAL GAS DELIVERED BY
CALCULATION PERIOD:                 CHEVRON TO LONE STAR GAS COMPANY ("LONE
                                    STAR") FOR CHEVRON'S ACCOUNT PURSUANT TO
                                    THAT CERTAIN GAS PURCHASE AGREEMENT DATED
                                    JULY 27, 1955, AS AMENDED, BETWEEN CHEVRON'S
                                    PREDECESSOR, STANDARD OIL COMPANY OF TEXAS,
                                    AS SELLER, AND LONE STAR, AS BUYER (THE
                                    "LONE STAR CONTRACT"). THE NOTIONAL QUANTITY
                                    SHALL INCLUDE NATURAL GAS DELIVERED BY
                                    CHEVRON PURSUANT TO THE LONE STAR CONTRACT
                                    FROM CHEVRON'S OWN PRODUCTION AND NATURAL
                                    GAS PURCHASED BY CHEVRON FROM THIRD PARTIES
                                    AND DELIVERED TO LONE STAR PURSUANT TO THE
                                    LONE STAR CONTRACT, BUT SHALL NOT INCLUDE
                                    ANY QUANTITIES OF NATURAL GAS DELIVERED TO
                                    LONE STAR UNDER THE LONE STAR CONTRACT FOR
                                    WHICH CHEVRON DOES NOT RECEIVE PAYMENT,
                                    INCLUDING, BUT NOT LIMITED TO, QUANTITIES
                                    DELIVERED UNDER THE LONE STAR CONTRACT BY
                                    PARTIES WHICH, PRIOR TO MAY 17, 1996,
                                    ACQUIRED FROM CHEVRON PROPERTIES OR
                                    INTERESTS IN PROPERTIES SUBJECT TO THE LONE
                                    STAR CONTRACT.

TRADE DATE:                         (EFFECTIVE DATE OF COMBINATION)

EFFECTIVE DATE:                     (EFFECTIVE DATE OF COMBINATION)

TERMINATION DATE:                   FIRST DAY OF THE MONTH FOLLOWING TERMINATION
                                    OF LONE STAR CONTRACT

CALCULATION PERIOD(S):              EACH CALENDAR MONTH DURING THE TERM OF THE
                                    LONE STAR CONTRACT

PAYMENT DATE:                       ON OR BEFORE THE LAST DAY OF THE MONTH
                                    FOLLOWING PHYSICAL DELIVERY OF NATURAL GAS
                                    UNDER THE LONE STAR CONTRACT

FIXED AMOUNT DETAILS:

         FIXED PRICE PAYER:         CHEVRON

         FIXED AMOUNT:              THE PRICE PAID BY LONE STAR TO CHEVRON
                                    DURING THE CALCULATION PERIOD FOR NATURAL
                                    GAS DELIVERED PURSUANT TO THE LONE STAR
                                    CONTRACT. A COPY OF THE PRICING PROVISION OF
                                    THE LONE STAR CONTRACT IS ATTACHED HERETO AS
                                    EXHIBIT "A".

FLOATING AMOUNT DETAILS:

         FLOATING PRICE PAYER:      NGC

         FLOATING AMOUNT:           THE INDEX PRICE REPORTED IN THE FIRST ISSUE
                                    OF INSIDE F.E.R.C.'S GAS MARKET REPORT
                                    PUBLISHED DURING THE CALCULATION PERIOD IN
                                    THE TABLE TITLED "DELIVERED SPOT-GAS PRICES"
                                    UNDER THE HEADING "HOUSTON SHIP
                                    CHANNEL/BEAUMONT, TEXAS INDEX (LARGE
                                    PACKAGES ONLY) MINUS $0.15 PER MMBTU.

OTHER CONDITIONS:                   1. IF DURING ANY CALCULATION PERIOD CHEVRON
                                    DELIVERS NATURAL GAS TO LONE STAR PURSUANT
                                    TO THE LONE STAR CONTRACT, BUT LONE STAR
                                    FAILS TO PAY CHEVRON FOR ALL OF SUCH NATURAL
                                    GAS, THE NOTIONAL QUANTITY APPLICABLE TO
                                    THAT CALCULATION PERIOD SHALL BE REDUCED BY
                                    A QUANTITY EQUAL TO THE QUANTITY DELIVERED
                                    BY CHEVRON TO LONE STAR BUT NOT PAID FOR BY
                                    LONE STAR. IF LONE STAR SUBSEQUENTLY PAYS
                                    FOR SUCH NATURAL GAS, THE NOTIONAL QUANTITY
                                    APPLICABLE TO THE CALCULATION PERIOD DURING
                                    WHICH THE NATURAL GAS WAS DELIVERED BY
                                    CHEVRON TO LONE STAR SHALL BE RETROACTIVELY
                                    INCREASED TO REFLECT THE QUANTITIES PAID
                                    FOR, AND APPROPRIATE ADJUSTMENTS IN PAYMENTS
                                    DUE UNDER THIS TRANSACTION SHALL BE MADE
                                    WITHIN TEN DAYS. CHEVRON AGREES TO
                                    DILIGENTLY PURSUE PAYMENT IN SUCH INSTANCES.

                                    2. IF DURING ANY CALCULATION PERIOD CHEVRON
                                    DELIVERS NATURAL GAS TO LONE STAR PURSUANT
                                    TO THE LONE STAR CONTRACT AND LONE STAR PAYS
                                    CHEVRON FOR SUCH NATURAL GAS AT A PRICE
                                    LOWER THAN THAT PROVIDED FOR IN THE LONE
                                    STAR CONTRACT, THE FIXED AMOUNT APPLICABLE
                                    TO THAT CALCULATION PERIOD SHALL BE THE
                                    AMOUNT ACTUALLY PAID BY LONE STAR. IF LONE
                                    STAR SUBSEQUENTLY PAYS THE ADDITIONAL AMOUNT
                                    DUE FOR SUCH NATURAL GAS, THE FIXED AMOUNT
                                    APPLICABLE TO THE CALCULATION PERIOD DURING
                                    WHICH THE NATURAL GAS WAS DELIVERED BY
                                    CHEVRON TO LONE STAR SHALL BE RETROACTIVELY
                                    INCREASED TO REFLECT THE FULL PRICE PAID BY
                                    LONE STAR, AND APPROPRIATE ADJUSTMENTS IN
                                    PAYMENTS UNDER THIS TRANSACTION SHALL BE
                                    MADE WITHIN TEN DAYS. CHEVRON AGREES TO
                                    DILIGENTLY PURSUE FULL PAYMENT FROM LONE
                                    STAR IN SUCH INSTANCES.

                                    3. CHEVRON AGREES THAT IT WILL NOT, WITHOUT
                                    NGC'S PRIOR WRITTEN CONSENT, AMEND OR MODIFY
                                    THE LONE STAR CONTRACT AFTER MAY 17, 1996,
                                    IN ANY MANNER WHICH WOULD AFFECT THE AMOUNTS
                                    PAYABLE BY EITHER CHEVRON OR NGC UNDER THIS
                                    TRANSACTION. IN ADDITION, CHEVRON AGREES
                                    THAT IT WILL NOT, AFTER MAY 17, 1996, SELL,
                                    FARMOUT, OR OTHERWISE DISPOSE OF ANY
                                    PROPERTY OR INTEREST IN PROPERTY SUBJECT TO
                                    THE LONE STAR CONTRACT WITHOUT RESERVING AND
                                    EXERCISING A CALL ON NATURAL GAS PRODUCTION
                                    WHICH WILL ALLOW CHEVRON TO CONTINUE TO SELL
                                    NATURAL GAS FROM SUCH PROPERTY OR INTEREST
                                    TO LONE STAR UNDER THE LONE STAR CONTRACT.
                                    NOTHING HEREIN SHALL PREVENT CHEVRON, ACTING
                                    AS A PRUDENT OPERATOR, FROM RELEASING,
                                    CEASING TO OPERATE, OR ABANDONING ANY LEASE
                                    OR PROPERTY SUBJECT TO THE LONE STAR
                                    CONTRACT IF, IN CHEVRON'S SOLE DISCRETION,
                                    CONTINUING TO OPERATE SUCH LEASE OR PROPERTY
                                    WOULD BE UNECONOMICAL FOR CHEVRON.


         If this Confirmation correctly sets forth the terms of the Transaction specified above, please so indicate by signing below and sending this Confirmation (or a copy) to us.

         If this Confirmation contains any error, please notify NGC immediately. Failure to Notify NGC of an error in this Confirmation or failure to accept this Confirmation as provided in Master Agreement-Schedule Part 4(e) after receipt by Chevron shall result in this Confirmation being deemed binding as sent as set forth in the Master Agreement.

                                    Sincerely,

                                    Natural Gas Clearinghouse

                                    By:
                                    Name:
                                    Title:

AGREED TO AND ACCEPTED


By:      Chevron U.S.A. Inc.
Name:
Title:
Date:

                                   EXHIBIT "A"

                            LONE STAR CONTRACT PRICE

                                   ARTICLE XI

PRICE:

         Effective February 1, 1993, through January 31, 1994, the price per MMBtu to be paid by Lone Star for gas received hereunder shall be $3.35. Said price shall be adjusted up or down beginning on February 1, 1994, and annually thereafter during the term hereof based on the following formula:

                  PNEW=POLD+[HSCX+LSX+VALX - HSCX-1+LSX-1+VALX-1]
                             -------------   -------------------
                                   3                  3

Where:

         Pnew     = The new price per MMBtu for gas received by Buyer hereunder;

         Pold = The price pr MMBtu applicable for the previous annual period (I.E., February 1 through January 31), determined pursuant to this formula, except that for the 1993 - 1994 annual period, "Pold" shall equal $3.35;

         HSCx = The average of the twelve prices published during the period from February through January immediately preceding the each February 1 price recalculation, in the first-of-the-month editions of INSIDE F.E.R.C.'S GAS MARKET REPORT, for "Delivered Spot-Gas Prices (per MMBtu), Houston Ship Channel/Beaumont, Texas," under the heading "index (large packages only);"

         LSx = The average of the twelve monthly Contract Indices published during the period from February through January through January immediately preceding each February 1 price recalculation, in the first-of-the-month editions of NATURAL GAS INTELLIGENCE GAS PRICE INDEX, for "Spot-Gas Prices, Delivered to Pipelines, 30-Day Supply Transactions" for Lone Star in the West Texas/Permian Basin Region;

         VALx = The average of the twelve monthly Contract Indices published during the period from February through January immediately preceding each February 1 price recalculation, in the first-of-the-month editions of NATURAL GAS INTELLIGENCE GAS PRICE INDEX, for "Spot-Gas Prices, Delivered to Pipelines, 30-Day Supply Transactions" for Valero in the West Texas/Permian Basin Region;

         HSCx-1 = The average of twelve prices published during the period from February through January beginning two (2) years prior to each February 1 price recalculation, the first-of-the-month editions of INSIDE F.E.R.C.'S GAS MARKET REPORT, for "Delivered Spot-Gas Prices (per MMBtu), Houston Ship Channel/Beaumont, Texas," under the heading "index (large packages only);"

         LSx-1 = The average of the twelve monthly Contract Indices published during the period from February through January beginning two
                  (2) years prior to each February 1 price recalculation, in the first-of-the-month editions of NATURAL GAS INTELLIGENCE GAS PRICE INDEX, for "Spot-Gas Prices, Delivered to Pipelines, 30-Day Supply Transactions" for Valero in the West Texas/Permian Basin Region;

         VALx-1 = The average of the twelve monthly Contract Indices published during the period from February through January beginning two
                  (2) years prior to each February 1 price recalculation, in the first-of-the-month editions of NATURAL GAS INTELLIGENCE GAS PRICE INDEX, for "Spot-Gas Prices, Delivered to Pipelines, 30-Day Supply Transactions" for Valero in the West Texas/Permian Basin Region;

         Exhibit "C," attached hereto and made a part hereof, contains a hypothetical calculation using the above formula for illustrative purposes only.

         If one of the indices required for redetermination is not published in the applicable publication temporarily (I.E., not published for no more than two consecutive months), then the applicable annual average of such index shall be determined using only the months during which such index was published, and dividing by the number of months such index was published.

         If one of the indices used in the foregoing formula is materially changed in formulation, or is discontinued (I.E., is not published for a period longer than two consecutive months), during any annual period for which recalculation of price is required hereunder, then the parties shall negotiate in good faith to find a comparable index to use as a substitute for the discontinued or altered index. If the parties cannot agree on an appropriate substitute index within sixty (60) days following commencement of good faith negotiations, then either party hereto may submit the matter to binding arbitration in the same manner provided in Article XVI.